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                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D. C. 20549

                              FORM 8-K
                          CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) September 17, 2001

                    American Express Master Trust
                     (Issuer in respect of the
 7.60%  Class A Accounts Receivable Trust Certificates, Series 1994-2,
 7.85%  Class A Accounts Receivable Trust Certificates, Series 1994-3,
Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-1, Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-2 and
 5.90%  Class A Accounts Receivable Trust Certificates, Series 1998-1)
--------------------------------------------------------------------------------

             American Express Receivables Financing Corporation
                 Co-Originator of the Trust and a Transferor
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)

                                   33-47812
                                   33-49106
                                   33-67502
                                   33-81634
                                  333-51045
         Delaware                 000-21424              13-3632012
------------------------------  -------------           -------------
(State or other jurisdiction     (Commission            (IRS Employer
    of incorporation)            File Numbers)        Identification No.)

200 Vesey Street, New York, New York                       10285
------------------------------------------                -------
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code     (212) 640-3975
                                                       --------------

                      American Express Centurion Bank
                 Co-Originator of the Trust and a Transferor
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)

          Utah                   000-21424-01             11-2869526
------------------------------   ------------         ------------------
(State or other jurisdiction     (Commission            (IRS Employer
   of incorporation)             File Numbers)        Identification No.)

6985 Union Park Center, Midvale, Utah                      84047
------------------------------------------                --------
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code     (801) 565-5000
                                                       --------------
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Item 5.  Other Events

     Information concerning the American Express Master Trust is contained in the Monthly Servicer's Certificate dated September 7, 2001 for the Distribution Date occurring on September 17, 2001 and the preceding Due Period from July 28, 2001 through August 26, 2001 provided to The Bank of New York, as Trustee under the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended (the "Agreement"), for the American Express Master Trust. Such Monthly Servicer's Certificate is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Information concerning interest distributions made on the Class A Certificates, Series' 1994-2, 1994-3, 1996-1, 1996-2 and 1998-1
occurring on September 17, 2001, is contained in the Payment Date Statements provided to the holders of such Class A Certificates. Information concerning interest distributions made on the Class B Certificates, Series' 1994-2, 1994-3, 1996-1, 1996-2 and 1998-1 occurring on September 17, 2001, is contained in the Payment Date Statements provided to the holder of such Class B Certificates. Such Payment Date Statements are attached hereto as Exhibits 20.1 and 20.2, respectively, and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.     Description
-----------     -----------

Exhibit 20.1 Payment Date Statements relating to interest distributions on the Class A Certificates, Series' 1994-2, 1994-3, 1996-1, 1996-2
                and 1998-1, occurring on September 17, 2001.

Exhibit 20.2 Payment Date Statements relating to interest distributions on the Class B Certificates, Series' 1994-2, 1994-3, 1996-1, 1996-2 and 1998-1, occurring on September 17, 2001.

Exhibit 99.1 Monthly Servicer's Certificate dated September 7, 2001 for the Distribution Date occurring on September 17, 2001 and the preceding Due Period from July 28, 2001 through August 26, 2001 provided to The Bank of New York, as Trustee under the Agreement for the American Express Master Trust.

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                               SIGNATURES
                               ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

Dated:  September 24, 2001


                               AMERICAN EXPRESS MASTER TRUST


                               AMERICAN EXPRESS RECEIVABLES
                               FINANCING CORPORATION,
                               Transferor

                               By:    /s/ John D, Koslow
                                      -------------------------------------
                               Name:  John D. Koslow
                               Title: Vice President




                               AMERICAN EXPRESS CENTURION
                               BANK,
                               Transferor

                               By:    /s/ Rhonda Halpern
                                      -------------------------------------
                               Name:  Rhonda Halpern
                               Title: Chief Financial Officer and Treasurer


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                                  EXHIBIT INDEX
                                  -------------


Designation     Description                                               Page
-----------     -----------                                               ----

Exhibit 20.1    Payment Date Statements relating to interest                 5
                distributions on the Class A Certificates, Series'
                1994-2, 1994-3, 1996-1, 1996-2 and 1998-1, occurring on
                September 17, 2001.



Exhibit 20.2    Payment Date Statements relating to interest                16
                distributions on the Class B Certificates, Series'
                1994-2, 1994-3, 1996-1, 1996-2 and 1998-1, occurring
                on September 17, 2001.


Exhibit 99.1    Monthly Servicer's Certificate dated September 7, 2001      26
                for the Distribution Date occurring on September 17, 2001 and the preceding Due Period from July 28,
                2001 through August 26, 2001 provided to The Bank of
                New York, as Trustee under the Agreement for the American Express Master Trust.